                                                                   EXHIBIT 32.2

                               CERTIFICATION PURSUANT TO
                                18 U.S.C. SECTION 1350,
                                AS ADOPTED PURSUANT TO
                     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Quarterly Report of Dreyer's Grand Ice Cream Holdings, Inc. (the "Company") on Form 10-Q for the period ended June 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alberto Romaneschi, Executive Vice President of Finance and Administration and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    /s/  Alberto Romaneschi
                                    -----------------------
                                    Alberto Romaneschi
                                    Executive Vice President of Finance and
                                    Administration and Chief Financial Officer
                                    August 18, 2003



A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Dreyer's Grand Ice Cream Holdings, Inc. and will be retained by Dreyer's Grand Ice Cream Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.